SRK Consulting (U.S.), Inc. 3275 West Ina Road, Suite 240 Tucson, Arizona USA 85741 tucson@srk.com www.srk.com Tel: 520.544.3688 Fax: 520.544.9853

March 28, 2010

Exhibit 15.1

SRK CONSULTING (U.S.) INC.
7175 West Jefferson Ave, Suite 3000
Lakewood, CO, 80235

CONSENT OF ENGINEER

Reference is made to the Annual Report of Tournigan Energy Ltd. (the "Company") on Form 20-F for the year ended September 30, 2009, to be filed with the Securities and Exchange Commission on the date hereof (the "Report").

I hereby consent to references to my name, SRK Consulting (U.S.) Inc. and its Principal Consultant, namely Allan V. Moran, in the Company's Report and to all other references to my name, SRK or its employees included or incorporated by reference in this Report.

Dated:           March 30, 2010

"signed" Allan V. Moran
______________________________________________
Frank Daviess
Principal Geologist
SRK Consulting (U.S.) Inc.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Group Offices: Africa Asia Australia Europe North America South America
North American Offices:
Anchorage907.677.3520
Denver303.985.1333
Elko775.753.4151
Fort Collins970.407.8302
Reno775.828.6800
Saskatoon306.955.4778
Sudbury705.682.3270
Toronto416.601.1445
Tucson520.544.3688
Vancouver604.681.4196
Yellowknife867.445.8670

SRK Consulting (U.S.), Inc. 3275 West Ina Road, Suite 240 Tucson, Arizona USA 85741 tucson@srk.com www.srk.com Tel: 520.544.3688 Fax: 520.544.9853

March 30, 2005

Exhibit 15.1

SRK CONSULTING (U.S.) INC.
7175 West Jefferson Ave, Suite 3000
Lakewood, CO, 80235

CONSENT OF ENGINEER

Reference is made to the Annual Report of Tournigan Energy Ltd. (the "Company") on Form 20-F for the year ended September 30, 2009, to be filed with the Securities and Exchange Commission on the date hereof (the "Report").

I hereby consent to references to my name, SRK Consulting (U.S.) Inc. and its Associate Principal Consultant, namely Frank Daviess, in the Company's Report and to all other references to my name, SRK or its employees included or incorporated by reference in this Report.

Dated:           March 30, 2010

"signed" Frank Daviess
______________________________________________
Frank Daviess
Associate Principal Geologist
SRK Consulting (U.S.) Inc.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Group Offices: Africa Asia Australia Europe North America South America
North American Offices:
Anchorage907.677.3520
Denver303.985.1333
Elko775.753.4151
Fort Collins970.407.8302
Reno775.828.6800
Saskatoon306.955.4778
Sudbury705.682.3270
Toronto416.601.1445
Tucson520.544.3688
Vancouver604.681.4196
Yellowknife867.445.8670